First Quarter 2022 Earnings Review United Bankshares, Inc. April 26, 2022 Exhibit 99.2

Forward Looking Statements This presentation and statements made by United Bankshares, Inc. (“United”) and its management contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the merger (the “Merger”) between Community Bankers Trust Corporation (“Community Bankers Trust”) and United that was completed on December 3, 2021; (ii) United’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts; (iii) the effect of the COVID-19 pandemic; and (iv) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations managements of United and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of United. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the uncertainty as to the extent of the duration, scope and impacts of the COVID-19 pandemic, on United, its colleagues, the communities United serves, and the domestic and global economy; (2) uncertainty in U.S. fiscal and monetary policies, including the interest rate policies of the Federal Reserve Board; (3) volatility and disruptions in global capital and credit markets; (4) reform of LIBOR; (5) the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those involving the OCC, Federal Reserve, FDIC, and CFPB; (6) the effect of changes in the level of checking or savings account deposits on United’s funding costs and net interest margin; (7) future provisions for credit losses on loans and debt securities; (8) changes in nonperforming assets; (9) risks relating to the merger with Community Bankers Trust, including the successful integration of operations of Community Bankers Trust, the expected growth opportunities and costs savings from the Merger, and deposit attrition, operating costs, customer losses and business disruption following the Merger; (10) competition; and (11) changes in legislation or regulatory requirements. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed United’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC's Internet site (http://www.sec.gov). United cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning United or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. United does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made. IMPORTANT INFORMATION

Achieved Net Income of $81.7 million and Diluted Earnings Per Share of $0.60 Generated Return on Average Assets of 1.13%, Return on Average Equity of 6.96%, and Return on Average Tangible Equity* of 11.63% Achieved period end annualized loan growth of 10.8% (excluding PPP loans) Quarterly dividend of $0.36 per share equates to a yield of 4.2% (based upon recent prices) Asset quality remains sound and Non-Performing Assets decreased 11.5% linked-quarter Net Interest Margin (FTE) increased from 2.94% to 2.99% (linked-quarter) Strong expense control with an efficiency ratio of 58.59% Capital position remains robust and liquidity remains sound Repurchased 710,785 shares during 1Q22 with an additional 640,000 shares repurchased in 2Q22 (through 4/25/22) 1Q22 HIGHLIGHTS *Non-GAAP measure. Refer to appendix.

ESXB MERGER UPDATE

New Franchise Footprint


Pittsburgh
Philadelphia
Dayton
Cincinnati
Baltimore
Washington
Charleston
Charlottesville
Lynchburg
Richmond
Newport News
Norfolk
Hampton
Virginia Beach
Winston-Salem
Durham
Greensboro
Raleigh
Asheville
Charlotte
Fayetteville
Greenville
Columbia
Atlanta
Augusta
Savannah
UBSI
ESXB

Update

- Closed the merger with Community Bankers Trust Corporation (ESXB) on December 3, 2021
- Strategically connects UBSI's Mid-Atlantic and Southeast footprint
- Adds to existing presence in Washington D.C. MSA
- Expands footprint into the contiguous markets of Baltimore and Annapolis in Maryland, and Richmond, Lynchburg, and the Northern Neck of Virginia
- ESXB had total assets of ~$1.8 billion, portfolio loans of ~$1.3 billion, and deposits ~$1.5 billion
- Issued ~7.1 million shares of UBSI common stock
- Successfully completed the integration and core systems conversions
- Expense savings were in-line with announced targets and were fully realized beginning in 1Q22

Source: S&P Global Market Intelligence
Note: Locations include mortgage origination and servicing branches

4

Linked-Quarter (LQ) Net Income was $81.7 million in 1Q22 compared to $73.9 million in 4Q21, with diluted EPS of $0.60 in 1Q22 compared to $0.56 in 4Q21. Net Interest Income increased $7.8 million primarily due to increased average earning assets as a result of the full-quarter impact of the ESXB acquisition and organic growth. Offsetting the increase were declines in loan accretion on acquired loans and PPP loan fee income of $2.1 million and $0.9 million, respectively. Provision Expense was $(3.4) million in 1Q22 compared to $(7.4) million in 4Q21. Included within the 4Q21 total was provision expense of $12.3 million related to the purchased non-credit deteriorated loans acquired from ESXB. Noninterest Income decreased $8.0 million due primarily to a decrease of $8.1 million in income from mortgage banking activities. Noninterest Expense decreased $12.6 million primarily due to decreases of $8.9 million in employee compensation and $3.5 million in data processing. 4Q21 included merger-related expenses of $2.5 million in employee compensation and $3.5 million in data processing. EARNINGS SUMMARY

PERFORMANCE RATIOS *Non-GAAP measure. Refer to appendix. Strong profitability and expense control

Reported Net Interest Margin increased from 2.94% to 2.99% LQ. Linked-quarter Net Interest Income (FTE) was up $7.8 million primarily due to increased average earning assets as a result of the full-quarter impact of the ESXB acquisition and organic growth. Offsetting the increase were declines in loan accretion on acquired loans and PPP loan fee income of $2.1 million and $0.9 million, respectively. Year 1 of a +100 bps rate shock scenario shows projected NII up ~1.4%, and Year 2 shows projected NII up ~3.7% (compared to base case projections). Total remaining unamortized PPP fees (net of costs) were $6.2 million as of 3/31/22. Scheduled purchase accounting loan accretion is estimated at $8.8 million for the remainder of FY 2022 and $11.4 million for FY 2023. NET INTEREST INCOME AND MARGIN

Linked-Quarter loan balances increased $368 million primarily driven by Commercial loans and Construction & Land Development loans. Excluding the $113 million decline in PPP loans, total loans increased $481 million (10.8% annualized) compared to 4Q21. Loan balances within the North Carolina & South Carolina markets were up ~24.0% annualized in 1Q22 (excluding PPP). Non Owner Occupied CRE to Total Risk Based Capital was ~243% at 1Q22. CRE portfolio remains diversified among underlying collateral types. Total purchase accounting-related fair value discount on loans was $61 million as of 3/31/22. LOAN SUMMARY (EXCLUDES LOANS HELD FOR SALE) $ in millions

End of Period Balances (000s) 12/31/21 3/31/22 Non-Accrual Loans $36,028 $34,093 90-Day Past Due Loans $18,879 $15,179 Restructured Loans $35,856 $30,582 Total Non-performing Loans $90,763 $79,854 Other Real Estate Owned $14,823 $13,641 Total Non-performing Assets $105,586 $93,495 Non-performing Loans / Loans 0.50% 0.43% Non-performing Assets / Total Assets 0.36% 0.32% Annualized Net Charge-offs / Average Loans 0.00% (0.04)% Allowance for Loan & Lease Losses (ALLL) $216,016 $214,594 ALLL / Loans, net of earned income 1.20% 1.17% Allowance for Credit Losses (ACL)* $247,458 $251,273 ACL / Loans, net of earned income 1.37% 1.37% NPAs decreased $12.1 million, or 11.5%, compared to 4Q21. ACL increased $3.8 million LQ primarily driven by an increase in the reserve for lending-related commitments of $5.2 million. PPP loans are included within the ratios above ($302 million at 12/31/21 and $190 million at 3/31/22). CREDIT QUALITY *ACL is comprised of ALLL and the reserve for lending-related commitments

PPP Loan Activity Originated over 13,500 loans for $1.8 billion since program inception in 2020 Maintained an “all hands on deck” approach in order to assist as many customers as possible Outstandings decreased $113 million in 1Q22 Remaining outstandings at 3/31/22: Over 1,800 loans totaling $190 million Average loan balance: $103,275 Median loan balance: $25,032 PPP Fees Recognized, net of costs ($ millions)* 1Q21 2Q21 3Q21 4Q21 1Q22 $11.31 $9.02 $7.85 $5.04 $4.10 *Remaining unamortized fees of $6.2 million at 3/31/22. PPP Loans Outstanding ($ millions) 1Q21 2Q21 3Q21 4Q21 1Q22 $1,203 $790 $412 $302 $190 PAYCHECK PROTECTION PROGRAM (PPP)

Strong core deposit base with 38% of deposits in Non Interest Bearing accounts. LQ deposits increased $124 million with all categories except Time Deposits showing increases for the quarter. Enviable deposit franchise with an attractive mix of both high growth MSA’s and stable, rural markets with a dominant market share position. Top 10 Deposit Markets by MSA (as of 6/30/21) MSA Total Deposits In Market ($000) Number of Branches Rank Washington, DC 10,389,699 63 7 Charleston, WV 1,458,733 8 2 Morgantown, WV 1,279,427 6 1 Myrtle Beach, SC 837,090 11 5 Richmond, VA 821,453 12 8 Parkersburg, WV 749,485 4 1 Hagerstown, MD 643,632 6 3 Charleston, SC 637,937 8 8 Wheeling, WV 520,225 6 2 Charlotte, NC 518,579 7 17 $ in millions Source: S&P Global Market Intelligence DEPOSIT SUMMARY

West Virginia #2 in the state (second only to Truist) with $6.1 billion in deposits. United ranks #1 or #2 in deposit market share within its top 5 largest markets in the state. United continues to build franchise value with an attractive mix of both high growth MSA’s and stable, rural markets with a dominant market share position. Further growth opportunities exist to expand our presence in some of the most desirable banking markets in the nation. These dynamics uniquely position our franchise and contribute to making United one of the most valuable banking companies in the Southeast and Mid-Atlantic. Washington D.C. MSA #1 regional bank (#7 overall) with $10.4 billion in deposits. United has increased deposit market share in the D.C. MSA from #15 in 2013 to #7 in 2021, with total deposits increasing from $2.1 billion to $10.4 billion. Virginia- #7 in the state with $9.3 billion (including VA deposits within the D.C. MSA). North Carolina #17 in the state with $2.0 billion. Select MSAs: #17 in Charlotte #28 in Raleigh #13 in Wilmington #11 in Greenville #1 in Washington #8 in Rocky Mount #10 in Fayetteville South Carolina #10 in the state with $1.9 billion. Select MSAs: #8 in Charleston #5 in Myrtle Beach #13 in Greenville #16 in Columbia ATTRACTIVE DEPOSIT MARKET SHARE POSITION Source: S&P Global Market Intelligence; Data as of 6/30/21

End of Period Ratios / Values 12/31/21 3/31/22** Common Equity Tier 1 Ratio 13.4% 13.0% Tier 1 Capital Ratio 13.4% 13.0% Total Risk Based Capital Ratio 15.4% 15.1% Leverage Ratio 11.0% 10.4% Total Equity to Total Assets 16.1% 15.7% *Tangible Equity to Tangible Assets (non-GAAP) 10.2% 9.8% Book Value Per Share $34.60 $33.77 *Tangible Book Value Per Share (non-GAAP) $20.59 $19.72 Capital ratios remain significantly above regulatory “Well Capitalized” levels and exceed all internal capital targets. United repurchased 710,785 common shares during 1Q22 for $25.0 million as compared to no shares repurchased during 4Q21. From 4/01/22 through 4/25/22, United repurchased 640,000 common shares for $22.0 million. As of 4/25/22, there were 1,683,011 shares available to be repurchased under the approved plan. *Non-GAAP measure. Refer to appendix. **Regulatory ratios are estimates as of the earnings release date. CAPITAL RATIOS AND PER SHARE DATA

Three Months Ended (000s) 12/31/21 3/31/22 Applications $1,534,311 $1,696,504 Loans Originated $1,287,629 $1,006,363 Loans Sold $1,273,014 $1,170,124 Purchase Money % 69% 73% Realized Gain on Sale Margin 3.02% 2.98% Locked Pipeline (EOP) $448,889 $412,809 Loans Held for Sale (EOP) $504,416 $340,040 Balance of Loans Serviced (EOP) $3,698,998 $3,623,207 Total Income $33,530 $25,714 Total Expense $29,147 $25,448 Income Before Tax $4,383 $266 Net Income After Tax $3,507 $209 Mortgage Banking Segment represents George Mason Mortgage and Crescent Mortgage Company. George Mason Mortgage, founded in 1980, is headquartered in the Washington D.C. MSA with 13 retail offices located throughout Virginia, Maryland, North Carolina, and South Carolina. Crescent Mortgage Company, founded in 1993, is headquartered in Atlanta, Georgia, and is primarily a correspondent/wholesale mortgage company approved to originate loans in 48 states partnering with community banks, credit unions and mortgage brokers. The quarterly net fair value impact on mortgage banking derivatives and loans held for sale was $(6.8) million in 4Q21 and $(10.3) million in 1Q22. MORTGAGE BANKING

Select guidance is being provided for 2022. Our outlook may change if the expectations for these items vary from current expectations. Balance Sheet: Expect loan growth, excluding PPP loans and loans held for sale, to be in the mid single digits for the remainder of 2022 (annualized). Loan pipelines continue to be very strong. Expect to continue to opportunistically increase investment portfolio balances. Net Interest Income / Net Interest Margin: Expect the net interest margin, excluding PPP fees and loan purchase accounting accretion, to increase throughout 2022 (compared to 1Q22). Net interest income is expected to be in the range of $800 million to $820 million for FY 2022 (utilizing implied forward rate assumptions as of 3/31/22). Non Interest Income: Expect non interest income to be under pressure due to the slowdown in mortgage banking, with mortgage banking revenue expected to be considerably lower than previous guidance. Mortgage banking revenue will be subject to industry trends, gain on sale margins, and mix of secondary versus portfolio production. Recently, more production has shifted to portfolio product versus secondary market. Additionally, United is contemplating changes in NSF / overdraft fees which will likely reduce the non interest income run-rate by ~$5 million (annualized) beginning in 3Q22. Non Interest Expense: Expect non interest expense for FY 2022 to be in the range of $555 million to $565 million (lower than previous guidance due to lower mortgage-related expenses). Effective Tax Rate: Estimated at approximately 20.0%. Capital: Expect to remain active in the stock buyback program during 2022. 2022 OUTLOOK

Excellent franchise with long-term growth prospects Current income opportunity with a dividend yield of 4.2% (based upon recent prices) High-performance bank with a low-risk profile Experienced management team with a proven track record of execution High level of insider / employee ownership 48 consecutive years of dividend increases evidences United’s strong profitability, solid asset quality, and sound capital management over a very long period of time Attractive valuation with a current Price-to-Earnings Ratio of 13.3x (based upon median 2022 street consensus estimate of $2.56 per Bloomberg) INVESTMENT THESIS

APPENDIX

Merger-related expense detail ESXB MERGER- ADDITIONAL INFORMATION 1Q21 2Q21 3Q21 4Q21 YTD 2021 1Q22 Provision --- --- --- $12.3 $12.3 --- Employee Comp. --- --- --- $2.6 $2.6 --- Data Processing --- --- --- $3.5 $3.5 --- Other Expense --- $0.2 $0.8 $2.0 $3.0 $0.5 Total --- $0.2 $0.8 $20.4 $21.4 $0.5 *In millions Day 1 purchase accounting marks (net mark) Other information 12/03/2021 Value Core Deposit Intangible $3.4 Allowance for Credit Losses (including unfunded) $25.9 Fair value mark (preliminary) Loans $(8.4) Investments $6.8 Trust Preferred Debt / Sub Debt $(0.4) Buildings / Land $0.3 Interest Bearing Deposits $2.7 FHLB Advances $0.5

(dollars in thousands) 3/31/2021 6/30/2021 9/30/2021 12/31/2021 3/31/2022 (1) Return on Average Tangible Equity (A) Net Income (GAAP) $106,898 $94,836 $92,152 $73,852 $81,664 (B) Number of Days in the Quarter 90 91 92 92 90 Average Total Shareholders' Equity (GAAP) $4,346,750 $4,378,898 $4,440,107 $4,551,634 $4,759,780 Less: Average Total Intangibles (1,825,639) (1,834,920) (1,833,449) (1,856,141) (1,911,125) (C) Average Tangible Equity (non-GAAP) $2,521,111 $2,543,978 $2,606,658 $2,695,493 $2,848,655   Formula: [(A) / (B)]*365 (or 366 for leap year)   (C) Return on Average Tangible Equity (non-GAAP) 17.20% 9.58% 14.95% 14.03% 10.87% 11.63%                   RECONCILIATION OF NON-GAAP ITEMS

(dollars in thousands)   12/31/2021 3/31/2022     (2) Tangible Equity to Tangible Assets     Total Assets (GAAP) $ 29,328,902 $ 29,365,511   Less: Total Intangibles (GAAP) (1,910,907) (1,912,278)     Tangible Assets (non-GAAP) $ 27,417,995 $ 27,453,233         Total Shareholders' Equity (GAAP)   $ 4,718,628 $ 4,595,140     Less: Total Intangibles (GAAP)   (1,910,907) (1,912,278)   Tangible Equity (non-GAAP)   $ 2,807,721 $ 2,682,862   Tangible Equity to Tangible Assets (non-GAAP)   10.2% 9.8%           (3) Tangible Book Value Per Share:   Total Shareholders' Equity (GAAP) $ 4,718,628 $ 4,595,140   Less: Total Intangibles (GAAP) (1,910,907) (1,912,278)   Tangible Equity (non-GAAP) $ 2,807,721 $ 2,682,862   ÷ EOP Shares Outstanding (Net of Treasury Stock) 136,392,758 136,068,439   Tangible Book Value Per Share (non-GAAP) $20.59 $19.72             RECONCILIATION OF NON-GAAP ITEMS (CONT.)